EXHIBIT 10.1

UNION BANK OF CALIFORNIA
                                                Small Business Banking Agreement
                                                                     UCC SECURED
                                                 BUSINESS LOAN NUMBER 0366422020


Date February 13, 2009

Borrower Name: BIOMERICA. INC.



IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person and/or entity who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth (for individuals) and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

1. PROMISE TO PAY. At the times indicated below, you ("Borrower") promise to pay to Union Bank of California, N.A. ("Bank"), or order, the principal sum of ONE HUNDRED THIRTY-THREE THOUSAND AND 00/100 Dollars ($133,000.00), or so much thereof as is actually disbursed (including any amounts disbursed prior to execution of this Agreement) (hereinafter, the "Loan"), plus any interest and other charges due under this Agreement, and any license, recording or registration fees, taxes or other assessments required to establish, perfect, protect and preserve any security interest relating to any property given as collateral hereunder. You also promise to pay all collection costs, including court costs and attorneys' fees, including but not limited to those incurred in arbitration, trial court, and on any appeal and in bankruptcy court, and the costs to Bank of the services of its in-house counsel and staff, and any other costs the Bank may incur in enforcing this Agreement.

2. LOAN AVAILABILITY PERIOD. Loan proceeds shall be available for disbursement in one single funding to occur upon execution of this Agreement, and shall be payable in: 36 principal and interest installments of FOUR THOUSAND EIGHTY-TWO AND 54 /100 ($4,082.54) each on the 23rd day of each month commencing MARCH 23, 2009, through and including FEBRUARY 23, 2012, at which time all principal, accrued but unpaid interest and other charges shall become immediately due and payable. Any installment falling due on a Saturday, a Sunday, or a banking holiday shall be payable on the next succeeding day on which Bank is open for business. You may make any prepayments of principal or interest at any time, without premium or penalty. Payments or prepayments, as the case may be, shall be applied to any outstanding fees, late charges, out-of-pocket expenses, accrued interest then owing, and principal outstanding, in whichever order Bank may select.

3. INTEREST RATE. The interest rate for your Loan is 6.50% per annum, calculated on the basis of a 365-day year. You agree that this interest rate is conditioned upon payments being made by automatic deduction from your Union Bank of California checking or savings ("Account") 0670043053. You agree to pay the Bank a minimum of $100 interest during the term of your Loan.

4. AUTOMATIC DEDUCTION. You agree that each payment of fees, out-of-pocket expenses incurred by the Bank to activate your Business Loan, late charges, interest, and principal owing pursuant to this Agreement shall be made by automatic deduction from your Account. Alternatively, fees and/or out-of-pocket expenses may be charged to your Business Loan. If you make a payment using a check, or any method other than automatic deduction from your Account, and the payment is sufficient to cover your next minimum payment due, and (1) your account is a Term Loan, THE automatic deduction WILL NOT occur; or (2) your Account is a Line, THE automatic deduction from your Account for that payment will occur. If your Account is closed for any reason, or if there are insufficient funds in the Account to pay the sum due, the Bank may terminate payments by automatic deduction and increase the interest rate on your Business Loan by one (1) percentage points. You agree that the Bank may also charge any other deposit account held in the same legal ownership to recover any sums owing.


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Automatic deduction from account number 0670043053
ACCOUNT NAME BIOMERICA, INC.

5. FEES. You agree to pay Bank the following initial fees:
         Loan Fee equal to.....................        $665.00     o     Appraisal Fee equal to ..............        $ N/A
         Documentation Fee equal to ...........         $75.00     o     Flood Determination Fee equal to ....        $ N/A
         Recording Fee equal to ...............          $ N/A     o     Title Fee equal to ..................        $ N/A
         Insurance Premium equal to ...........          $ N/A     o     Escrow Fee equal to .................        $ N/A
         Cal Cap Fee Paid .....................          $ N/A     o     Reconveyance Fee equal to ...........        $ N/A
         Cal Cap Fee Financed .................          $ N/A     o     Fee equal to ........................        $ N/A
         Processing Fee equal to ..............          $ N/A     o     Fee equal to ........................        $ N/A
         Other Fee equal to ...................          $ N/A

The foregoing fees may be deducted from the Business Loan proceeds. You agree to pay other charges as disclosed to you separately. ALL FEES AND CHARGES ARE NONREFUNDABLE IN THE EVENT OF CANCELLATION OF YOUR BUSINESS LOAN FOR ANY REASON.

6. LATE PAYMENTS. If your BUSINESS LOAN WAS established in California or Washington, if the Bank receives a payment more than 10 days after the due date shown on your statement, you agree to pay a fee of 5% of the amount past due, or $10.00, whichever is greater.

In connection with the granting of such security interest, you hereby make the following representations, warranties and covenants to Bank: (a) the Collateral is now and at all times hereafter will be of good and merchantable quality, free from defects; (b) the Collateral shall be kept in good operating condition and repair, so that its value and operating efficiency shall at all times be maintained and preserved; (c) you agree to keep correct and accurate records itemizing and describing the kind, type, quality and quantity of the Collateral, and its cost, all of which records shall be available for inspection by the Bank; and (d) the Collateral is owned by you, and is and shall remain free from all liens, claims, encumbrances or security interests (except in favor of, or as approved by, Bank). The Bank additionally has a general lien arising by operation of law on any of your property in its possession. The Bank does not waive any other lien it may have through operation of law, nor its right of setoff against any property you may have with it.

Borrower hereby appoints Bank the true and lawful attorney of Borrower and authorizes Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value or Bank's security interest therein, including transferring any Collateral into its own name and receiving the Income thereon as additional security hereunder. Bank does not assume any of the obligations arising under the Collateral.

7. COVENANTS. For as long as the Business Loan is outstanding, you agree to: (a) give written notice to Bank within 15 days of the occurrence of any of the following: (i) any Event of Default or any event which, upon notice or lapse of time, or both, would become an Event of Default; or (ii) any change in your name, business structure, state of organization, principal place of business (if a general partnership or other non-registered entity), or the location of any collateral for the Business Loan, or the establishment of any new place of business or the discontinuance of any existing place of business; (b) fumish Bank upon its request with income statements, balance sheets, statements of retained earnings, tax returns, and any other financial information requested by Bank from time to time; (c) maintain adequate books, accounts and records and permit employees or agents of Bank at any reasonable time to inspect your properties, and to examine such books, accounts and records and make copies and memoranda thereof; (d) not create, assume or suffer to exist any lien on any real or personal property which is the subject of a security interest in favor of the Bank, or upon the income or profits thereof, except in favor of, or as approved by, Bank; (e) not engage in any business activities or operations substantially different from or unrelated to your present business activities and operations; (f) not create, incur, assume or permit to exist any indebtedness for borrowed money other than loans from the Bank, except obligations now existing as shown on any credit application to Bank or the personal financial statement or data submitted with such application, or sell or transfer any accounts or notes receivable or any money due or to become due; (g) not make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted; or guarantee or otherwise become liable upon the obligation of any person or other entity; and
(h) maintain and keep in force insurance with companies acceptable to Bank and in such amounts and types, including without limitation fire and public liability insurance, as is usual in the business carried on by you, or as Bank may reasonably request, such insurance policies to be in form and substance satisfactory to Bank.


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

8. AGREEMENT TO PROVIDE INSURANCE.
You understand and agree to furnish proof of insurance as requested by Bank, and not limited to fire and extended coverage insurance, prior to the funding of this credit. The proof of insurance must be acceptable to Bank, including naming Bank as loss payee/lien holder, or, if applicable, as additional insured.

Proof of insurance may be given to a Bank branch representative or mailed to:
                                    Union Bank of California, N.A.
                                    P.O. Box 129001
                                    San Diego, CA 92112

Insurance requirements remain in force for the term of the loan.

Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

9.DEFAULT AND ACCELERATION. An Event of Default shall include but not be limited to the following: (a) using your Business Loan in any manner or amount not authorized by the Bank; (b) your failure to make any payment required under this Agreement when due; (c) any breath, misrepresentation or other default by you, any Guarantor, or any person or entity other than yourself providing financial support for the Business Loan (each, an "Obligor"); (d) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (e) any deterioration or downgrading of your credit rating which Bank deems significant; (f) the failure to show a profit; (g) the closure, suspension, cancellation or termination, whether voluntary or involuntary, and for whatever reason, or for no reason, of any deposit or credit account at Bank of any Obligor; (h) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (i) the assignment by any Obligor for the benefit of such Obligor's creditors; (j) the appointment, or commencement of any proceedings for the appointment, of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (k) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (I) the termination or dissolution of any Obligor such as a business entity or trust, or the death of any individual Obligor; (m) the revocation of any guaranty given in connection with this Agreement; (n) the failure of any Obligor to comply with any order, judgment, injunction, decree, writ or demand of any court or other public authority; (o) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes; (p) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (q) any breach of the terms of any other agreement between Bank and any Obligor, including without limitation any security agreement, mortgage or deed of trust securing the [Line]; (r) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (s) the sale or transfer of all or substantially all of the assets of an Obligor, or a change of ownership of any business entity Obligor of greater than 10%. Upon the occurrence of any such Event of Default, Bank, in its discretion, may cease to advance funds hereunder, may declare all obligations under this Agreement immediately due and payable, and make a deduction from your Account for any payments which are past due under this agreement; however, upon the occurrence of an Event of Default under (h), (i) (j) or (k), all principal, interest, and other fees and charges shall automatically become immediately due and payable. On or after the occurrence of an Event of Default, you agree that the Bank may, at its option, compute the interest rate at a per annum fixed rate equal to one (1) percentage points in excess of the rate specified above, calculated from the date of default until all amounts hereunder are paid in full.

10. COPIES OF DOCUMENTS. The Bank will charge a service charge of $30.00, plus $30.00 per hour, for research and document retrieval if you request copies of any document hereunder, plus postage, and a photocopy fee of $1.00 per copy.


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

11. CREDIT INFORMATION. You hereby authorize the Bank to release information concerning your credit record and Business Loan performance to other creditors, credit bureaus, credit reporting agencies, credit reporters, Guarantors of the Business Loan, or pursuant to an order from a governmental agency or court. You agree that the Bank may furnish or cause to be furnished at any time such information or material regarding your financial condition. You agree that the Bank may share information from your credit application or credit file with other departments of the Bank, and (to the extent permitted under fair credit reporting laws and regulations, if applicable) with its parent, subsidiaries and affiliated companies. You hereby further authorize the Bank to obtain credit reports, copies of your tax returns and other information from the Internal Revenue Service and other taxing authorities, and to take such other steps as Bank deems appropriate to verify (and from time to time re-verify) the information provided in connection with this Business Loan. The Bank will retain information received in relation to this credit request as long as the Bank deems necessary to do so.

12. ASSIGNMENT. You agree that you may not assign the Business Loan or your rights, nor delegate your duties and obligations, under this Agreement, to any third party. The Bank may assign the Business Loan or any of its rights hereunder without your consent or notice to you.

13. TELEPHONE MONITORING. The Bank's supervisory personnel may listen to, or record telephone calls between you, your employees and agents, and the Bank's employees for the purpose of monitoring and improving the quality of service you receive.

14. WAIVER. You agree that the Bank may act, fail to act, or delay any action to enforce its rights hereunder, and that no such action, inaction, or delay shall constitute or be interpreted as a waiver of its rights under this Agreement.

15. DISPUTES / JUDICIAL REFERENCE (CALIFORNIA) AND JURY TRIAL WAIVER. To the extent permitted by law, in connection with any dispute arising in connection with the Loan, Borrower and Bank waive any right to a trial by jury. In the event that such waiver is not enforceable, Borrower and Bank agree that any such dispute shall, at the written request of Borrower or Bank, be determined by judicial reference pursuant to the state law applicable to this Agreement. Nothing in this paragraph shall limit the right of Borrower or Bank at any time to exercise self-help remedies. A referee selected for this purpose shall also determine all issues relating to the applicability, interpretation and enforceability of this paragraph. Borrower and Bank acknowledge that if a referee is selected, then such disputes will not be decided by a jury.

16. AMENDMENT. This Agreement contains all the terms and conditions of the parties hereto pertaining to the subject matter hereof. The Bank may change the terms of this Agreement by providing you with 30 days' advance notice of such change. Otherwise, no amendment, alteration or change in any term of this Agreement shall be effective unless in writing signed by the parties hereto and expressly providing for the amendment hereof.

17. CHOICE OF LAW. If your business is located in California, Oregon, or Washington, this Agreement, and all related documents, will be governed by the laws of the state of your business location. If your business is located anywhere else, this Agreement, and all related documents, will be governed by California law.

18. SEVERABILITY. In the event that any provision of this Agreement is found to be illegal or unenforceable, the remainder of this Agreement shall remain in full force and effect.

19. STATEMENTS. The Bank will mail, to your most recent address shown on its records, a year end statement which lists the balance, rate and interest paid for the calendar year.

20. USE OF PROCEEDS. You agree that all Business Loan proceeds will be used only for business purposes of the borrowing entity signing this Agreement.

21. DISBURSEMENT. You authorize and direct Bank to disburse the proceeds of your Business Loan as follows:
COMMERCIAL BANK OF CA                             $128,000.00

BIOMERICA, INC.


/s/ Zackary Irani                            /s/ Janet C. Moore
----------------------------------           -----------------------------------
Zackary Irani, Chief Executive Officer       Janet C. Moore, Secretary


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

UNION BANK OF CALIFORNIA
                                 AUTHORIZATION TO OBTAIN CREDIT, GRANT SECURITY,
                                                        GUARANTEE OR SUBORDINATE


                                    RECITALS

A. BIOMERICA, INC. duly organized and existing under the laws of CALIFORNIA with its principal place of business at 1533 MONROVIA AVENUE, NEWPORT BEACH, CA. 92663 (the "Business") desires to obtain present or future credit from, grant security to, or give guaranties or subordinations to Union Bank of California, N.A. ("Bank").

B. The Business desires that certain person(s) be authorized to act on its behalf from time to time in obtaining, among other things, such credit from, granting security to, or giving guaranties or subordinations to, Bank.

NOW, THEREFORE, IT IS RESOLVED THAT:

1. AUTHORIZATION. Any 1 of the following is/are authorized and directed, in the name and on behalf of the Business, from time to time, with or without security, to obtain credit and other financial accommodations from Bank, or to give guaranties or subordinations to Bank, upon such terms as any such person(s) shall approve:

      ZACKARY IRANI, CHIEF EXECUTIVE OFFICER           /s/ Zackary Irani
                                                       -------------------------

      JANET C. MOORE, SECRETARY                        /s/ Janet C. Moore
                                                       -------------------------

2. SCOPE OF AUTHORITY. Without limiting the generality of the authority granted, each person designated in paragraph 1 above is authorized, from time to time, in the name and on behalf of the Business, to:

      2.1 Incur Indebtedness To Bank. The word "Indebtedness" as used herein means all debts, obligations and liabilities, including without limitation obligations and liabilities under guaranties or subordinations, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred in connection with the negotiation, preparation, workout, collection and enforcement thereof;

      2.2 Execute, deliver and endorse with respect to Indebtedness to Bank, promissory notes, loan agreements, drafts, guaranties, subordinations, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, applications and agreements pertaining to the payment and collection of documents, indemnities, waivers, purchase agreements and other financial undertakings, leases and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

      2.3 Grant security interests in, pledge, assign, transfer, endorse, mortgage or hypothecate, and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of the Business as may be agreed upon by any officer as security for any or all Indebtedness of the Business or any other individual or entity ("Person"), and grant and execute renewals, extensions or modifications thereof;

      2.4 Sell to, or discount or rediscount with, Bank all negotiable instruments, including without limitation promissory notes, commercial paper, drafts, accounts, acceptances, leases, CHATTEL paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by the Business, and draw, endorse or transfer any of such instruments or documents on behalf of the Business, guarantee payment or repurchase thereof, and execute and deliver to Bank all documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

      2.5 Direct the disposition of the proceeds of any credit extended by Bank, and deliver to Bank and accept from Bank delivery of any property of the Business at any time held by Bank.

      2.6 Specify in writing to Bank the individuals who are authorized, in the name of and on behalf of the Business, to request advances under loans or credit lines made available by Bank to the Business, subject to the terms thereof.

3. WRITINGS. Any instruments, documents, agreements or other writings executed under or pursuant to these resolutions (collectively, the "Authorization") may be in such form and contain such terms and conditions as may be required by Bank in its sole discretion, and execution thereof by any officer authorized under the Authorization shall be conclusive evidence of such officer's and the Business's approval of the terms and conditions thereof.

4. CERTIFICATION. The Secretary or any Assistant Secretary of the Business is hereby authorized and directed from time to time to certify to Bank a copy of this Authorization, the names and specimen signatures of persons designated in paragraph 1 above, and any modification thereof.

5. RATIFICATION/AMENDMENT. The authority given under this Authorization shall be retroactive and any and all acts so authorized that are performed prior to the formal adoption are hereby approved and ratified. In the event two or more resolutions of this Business are concurrently in effect, the provisions of each shall be cumulative, unless the latest shall specifically provide otherwise. The authority given hereby shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon, until Bank shall have received a certified copy of a further resolution of the Business amending, rescinding or revoking the Authorization.

6. REQUESTS FOR CREDIT. Credit may be requested by the Business from Bank in writing, by telephone, or by other telecommunication method acceptable to Bank. The Business recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of the Business is actually authorized or authentic. As it is in the Business's best interest that Bank extend credit in response to these forms of request, the Business assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of the Business. The Business is hereby authorized and directed to repay any credit that is extended by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of the Business with Bank, regardless of whether any individual or entity other than the Business may have authority to draw against such account.

7. NO LIMITATION BY THIS AUTHORIZATION. Nothing contained in this Authorization shall limit or modify the authority of any person to act on behalf of the Business as provided by law, any agreement or authorization relating to the Business or otherwise.

                    CERTIFICATE OF SECRETARY OF THE BUSINESS

I hereby certify to Union Bank of California, N.A., ("Bank") that the above Authorization is true copy of the resolution(s) of BIOMERICA, INC. a corporation duly organized and existing under the laws of CALIFORNIA (the "Business") duly adopted by the Board of Directors of the Business and duly entered in the records of the Business, and that the Authorization is in conformity with applicable law and regulation, the Articles of Incorporation and the By-Laws of the Business and is now in full force and effect.

I also certify that the above are the names and genuine specimen signatures of the officers of the Business authorized in paragraph 1 of the Authorization.

I agree to notify Bank in writing of any aspect of the Authorization or of any individual holding any office set forth in this certificate immediately upon the occurrence of any such change, and to provide Bank with a copy of modified resolution(s) and the genuine specimen signature of any such new officer.

The authority provided for in the Authorization shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon until Bank shall receive either a certified copy of a further resolution of this Business's Board of Directors amending the Authorization, or a certification of a change in the authorized officer(s).

Date: Feb 20, 2009

    SEAL


/s/ Janet C. Moore
--------------------------------             [SEAL HERE]
Secretary of BIOMERICA, INC.

/s/ Francis E. Capitano
--------------------------------
*President of BIOMERICA, INC.


* When the Secretary is among those authorized, the President should also sign this Certificate.

UNION BANK OF CALIFORNIA
                                                SMALL BUSINESS BANKING AGREEMENT
                                                                     UCC SECURED
                                       BUSINESS LINE OF CREDIT NUMBER 0366422012


Date: February 13, 2009

Borrower Name: BIOMERICA, INC.


IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person and/or entity who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth (for individuals) and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

1. PROMISE TO PAY. At the times indicated below, you ("Borrower") promise to pay to Union Bank of California, N.A., or order, the principal sum of: FOUR HUNDRED THOUSAND AND 00/100 Dollars ( $400,000.00 ), or the credit limit amount reflected from time to time on your line of credit account statement, or so much thereof as is actually disbursed (including any amounts disbursed prior to execution of this Agreement) (hereinafter, the "Line"), plus any interest and other charges due under this Agreement, and any license, recording or registration fees, taxes or other assessments required to establish, perfect, protect and preserve any security interest relating to any property given as collateral hereunder. You also promise to pay all collection costs, including court costs and attorneys' fees, including but not limited to those incurred in arbitration, trial court, and on any appeal and in bankruptcy court, and the costs to Bank of the services of its in-house counsel and staff, and any other costs the Bank may incur in enforcing this Agreement.

2. CREDIT LINE. The amount of your Line is established by the Bank and shown on your monthly statement. The amount of credit available on your Line is reduced by the amount of the principal balance. The Bank may, in its sole discretion (but is not required to) approve transactions that exceed your available line limit. You promise not to borrow more than the amount of your Line. In that event, you agree to repay such amount immediately. You will be able to access your Line for one year from the date the Line IS opened. One year from the date the line IS MADE available for drawing, all principal, accrued but unpaid interest and other charges shall become immediately due and payable. The Bank may, at its sole option, permit the renewal of your Line for a period of time determined by Bank at each Line maturity date. You agree to provide or cause to be provided current financial and credit information should the Bank request such information for renewal of your Line. In no event is Bank required to renew your Line, however.

LINE ACCESS:
CHECK ACCESS. After your Line is opened, the Bank will provide you with Line of Credit Checks ("Checks"). You promise that you will not permit any person not authorized to sign on your Line to use your Checks. Only one signature of the Borrower shall be required on any Check. Checks are not returned to you; however, you may obtain copies of Checks subject to payment of a service charge, as permitted by applicable law. You may place a stop payment on a Check issued by you under the Line in accordance with the terms, and subject to the restrictions and fees, described in the "All About Business Accounts Si Services" previously sent to you. In some cases, the Bank may pay a Check even if a stop payment is in effect. The Bank has no responsibility for failure of any merchant, financial institution or any other party to accept Checks drawn by you. If your Checks become lost or stolen, you agree to notify the Bank at once at the address or telephone number shown on your monthly billing statement.

TELEPHONE OR PC ACCESS. You may sign up to permit advances from your Line to your Union Bank of California checking or savings ("Account") using the telephone or through software in a personal computer. The Bank will issue a Personal Identification Number (PIN) and these transactions will be governed by the terms of this Agreement, your Online Service Agreement, and/or Teleservices Service Agreement. You agree to indemnify, defend and hold harmless the Bank from and against all liability, loss and costs in connection with any act resulting from telephone instructions, which Bank reasonably believes are made by any individual authorized by the Borrower to give such instructions. This indemnity shall survive termination of this Agreement.

MINIMUM ADVANCES. You agree that all Line advances will be in an amount of at least $500. The Bank may charge a fee for any advance for a lesser amount.

STATEMENTS. The Bank will mail, to your most recent address shown on its records, a statement for each monthly billing period in which your Line has a balance. If YOU HAVE any DISPUTE CONCERNING THE STATEMENT, YOU MUST NOTIFY THE BANK IN WRITING AT THE ADDRESS SHOWN ON YOUR MONTHLY STATEMENT WITHIN 30 DAYS OF THE STATEMENT MAILING DATE, AFTER WHICH TIME THE STATEMENT WILL BE CONSIDERED CORRECT.

3. INTEREST RATE, DAILY PERIODIC INTEREST RATE. The interest rate for your Line is the prime rate in effect on the first day of your billing period, as published in the Wall Street Journal Prime West Coast Edition, plus a spread of 1.00% ("Spread"). If more than one prime rate is published, the Bank may choose the highest rate. If the Wall Street Journal Prime West Coast Edition ceases to publish, or ceases to publish a West Coast Edition, or to publish a prime rate, the Bank may use the prime rate published in any other newspaper of general circulation, or may substitute a similar reference rate at its sole discretion. The Bank will provide notice to you in such event. The daily periodic interest rate is the interest rate of your Line divided by 100, divided by 365. You agree this interest rate is conditioned upon payments being made by monthly automatic deduction from your Account. All advances and other debits to your Line, excluding any periodic interest charges or late payment service charges on prior balances, are subject to interest charges from the date posted to your Line until paid. Your periodic interest charge is computed by multiplying the outstanding balance of your Line each day of the billing period by the daily periodic interest rate described above, and adding the amounts so determined for all days in the billing period. The outstanding balance for each day is determined by deducting from the beginning balance for that day all payments and other credits, and adding thereto all advances and other debits, exclusive of periodic interest charges or late charges on prior balances. Your monthly periodic interest charge is the sum of the daily periodic interest charges assessed during the monthly billing period.

PAYMENTS. You agree to pay your balance in the manner herein described. If there are any outstanding balances under the Line, you agree to pay at least the minimum payment shown on your statement. Your minimum monthly payment will be the sum of (i) the amount of interest charge for the billing period, plus (ii) any amount past due, plus (iii) any fees, late charges and/or out-of-pocket expenses assessed hereunder. If the sum of (i), (ii) and (iii) is less than $100 (the "Shortfall"), the minimum payment shall be $100, and the difference between $100 and the Shortfall will be applied against principal outstanding. IF YOUR LINE IS NOT RENEWED AS OF THE LAST DAY OF THE TERM OF YOUR LINE, YOU AGREE THAT THE ENTIRE UNPAID BALANCE OF YOUR LINE, INCLUDING UNPAID FEES AND CHARGES, (I) WILL BE DUE AND PAYABLE; AND (II) THE ACCRUED INTEREST WILL CONTINUE TO ACCRUE AND BE DEDUCTED FROM YOUR DEPOSIT ACCOUNT UNTIL SUCH TIME AS THE BANK DEDUCTS THE FULL PRINCIPAL AMOUNT OWED. You may make any prepayments of principal or interest at any time, without premium or penalty. Payments or prepayments, as the case may be, shall be applied to any outstanding fees, late charges, out-of-pocket expenses, accrued interest then owing, and principal outstanding, in whichever order Bank may select. The Bank may place a hold in the amount of your payment against your Line's available credit. The hold may be placed for any period of time (to be selected by Bank) not to exceed nine (9) business days (Monday through Friday, excluding Bank designated holidays) ("Business Days"). You promise not to use any proceeds of the Line to pay any amount due hereunder. Payments may not be made via a third party check.

4. AUTOMATIC DEDUCTION. You agree that each payment of fees, out-of-pocket expenses incurred by the Bank to activate your Business Line of Credit, late charges, interest, and principal owing pursuant to this Agreement shall be made by automatic deduction from your Account. Alternatively, fees and/or out-of-pocket expenses may be charged to your Business Line of Credit. If you make a payment using a check, or any method other than automatic deduction from your Account, and the payment is sufficient to cover your next minimum payment due, and (1) your account is a Term Loan, the automatic deduction will not occur; or (2) your Account is a Line, the automatic deduction from your Account for that payment will occur. If your Account is closed for any reason, or if there are insufficient funds in the Account to pay the sum due, the Bank may terminate payments by automatic deduction and increase the interest rate on your Business Line of Credit by one (1) percentage points. You agree that the Bank may also charge any other deposit account held in the same legal ownership to recover any sums owing.

Automatic deduction from account number 0670043053
Account Name BIOMERICA, INC.

5. FEES. You agree to pay Bank the following initial fees:
        o    Loan Fee equal to....................       $2,000.00    o     Appraisal Fee equal to ..............         $ N/A
        o    Documentation Fee equal to ..........          $75.00    o     Flood Determination Fee equal to ....         $ N/A
        o    Recording Fee equal to ..............          $ N/A     o     Title Fee equal to...................         $ N/A
        o    Insurance Premium equal to ..........          $ N/A     o     Escrow Fee equal to .................         $ N/A
        o    Cal Cap Fee Paid ....................          $ N/A     o     Reconveyance Fee equal to ...........         $ N/A
        0    Cal Cap Fee Financed ................          $ N/A     o     Fee equal to ........................         $ N/A
        o    Processing Fee equal to .............         $100.00    o     Fee equal to ........................         $ N/A
        o    Other Fee equal to ..................          $ N/A


The foregoing fees may be treated as a principal advance from the Line. You agree to pay other charges as disclosed to you separately. If the Bank agrees to renew your Line, you agree as a condition of renewal to pay an annual fee equal to the above loan fee, or as otherwise disclosed by Bank at that time. The Bank may charge an annual fee before a renewal decision has been made. If the Line subsequently is not renewed, the fee will be returned to you. ALL FEES AND CHARGES ARE NONREFUNDABLE IN THE EVENT OF CANCELLATION OF YOUR BUSINESS LINE OF CREDIT FOR ANY REASON.

6. LATE PAYMENTS. If your BUSINESS LINE OF CREDIT was established in California or Washington, if the Bank receives a payment more than 10 days after the due date shown on your statement, you agree to pay a fee of 5% of the amount past due, or $10.00, whichever is greater.

7. COLLATERAL. To secure the payment of your debt and the performance of your obligations under this Agreement, you hereby grant the Bank a security interest under the Uniform Commercial Code adopted in the state in which your Business Line of Credit was established in the assets described below (the "Collateral"), and you further agree to execute such documents or provide collateral detail as Bank may require to perfect or protect such security interest.

For value received and in consideration of advances, present and future, and other obligations, Debtor hereby grants a continuing security interest in, and assigns and transfers to Bank the following personal property, whether or not delivered to or in the possession or control of Bank or its agents, and whether now or hereafter owned or in existence, and all proceeds thereof (hereinafter called "Collateral"):

All present and hereafter acquired personal property including but not limited to all accounts, chattel paper, instruments, contract rights, general intangibles, goods, equipment, inventory, documents, certificates of title, deposit accounts, returned or repossessed goods, fixtures, commercial tort claims, insurance claims, rights and policies, letter of credit rights, investment property, supporting obligations, and the proceeds, products, parts, accessories, attachments, accessions, replacements, substitutions, additions, and improvements of or to each of the foregoing.

If Borrower is a registered entity -- Borrower is organized under the laws of California, and Borrower will not change the state of its organization without Banks prior written consent.

If Borrower is a general partnership or other non-registered entity -- Borrower has its principal place of business in California, and Borrower will not change the state of its principal place of business without Banks prior written consent.

In connection with the granting of such security interest, you hereby make the following representations, warranties and covenants to Bank: (a) the Collateral is now and at all times hereafter will be of good and merchantable quality, free from defects; (b) the Collateral shall be kept in good operating condition and repair, so that its value and operating efficiency shall at all times be maintained and preserved; (c) you agree to keep correct and accurate records itemizing and describing the kind, type, quality and quantity of the Collateral, and its cost, all of which records shall be available for inspection by the Bank; and (d) the Collateral is owned by you, and is and shall remain free from all liens, claims, encumbrances or security interests (except in favor of, or as approved by, Bank). The Bank additionally has a general lien arising by operation of law on any of your property in its possession. The Bank does not waive any other lien it may have through operation of law, nor its right of setoff against any property you may have with it.

Borrower hereby appoints Bank the true and lawful attorney of Borrower and authorizes Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value or Bank's security interest therein, including transferring any Collateral into its own name and receiving the Income thereon as additional security hereunder. Bank does not assume any of the obligations arising under the Collateral.

8. COVENANTS. For as long as the Business Line of Credit is outstanding, you agree to: (a) give written notice to Bank within 15 days of the occurrence of any of the following: (i) any Event of Default or any event which, upon notice or lapse of time, or both, would become an Event of Default; or (ii) any change in your name, business structure, state of organization, principal place of business (if a general partnership or other non-registered entity), or the location of any collateral for the Business Line of Credit, or the establishment of any new place of business or the discontinuance of any existing place of business; (b) furnish Bank upon its request with income statements, balance sheets, statements of retained earnings, tax returns, and any other financial information requested by Bank from time to time; (c) maintain adequate books, accounts and records and permit employees or agents of Bank at any reasonable time to inspect your properties, and to examine such books, accounts and records and make copies and memoranda thereof; (d) not create, assume or suffer to exist any lien on any real or personal property which is the subject of a security interest in favor of the Bank, or upon the income or profits thereof, except in favor of, or as approved by, Bank; (e) not engage in any business activities or operations substantially different from or unrelated to your present business activities and operations; (f) not create, incur, assume or permit to exist any indebtedness for borrowed money other than loans from the Bank, except obligations now existing as shown on any credit application to Bank or the personal financial statement or data submitted with such application, or sell or transfer any accounts or notes receivable or any money due or to become due; (g) not make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted; or guarantee or otherwise become liable upon the obligation of any person or other entity; and
(h) maintain and keep in force insurance with companies acceptable to Bank and in such amounts and types, including without limitation fire and public liability insurance, as is usual in the business carried on by you, or as Bank may reasonably request, such insurance policies to be in form and substance satisfactory to Bank.

9. OUT OF DEBT PROVISION. Maintain for not less than 30 (thirty) consecutive days in every calendar year, a period in which all amounts due under revolving credit agreements with Bank are at a zero balance.

10. AGREEMENT TO PROVIDE INSURANCE. You understand and agree to furnish proof of insurance as requested by Bank, and not limited to fire and extended coverage insurance, prior to the funding of this credit. The proof of insurance must be acceptable to Bank, including naming Bank as loss payee/lien holder, or, if applicable, as additional insured.

Proof of insurance may be given to a Bank branch representative or mailed to:
                           Union Bank of California, N.A.
                           P.O. Box 129001
                           San Diego, CA 92112

Insurance requirements remain in force for the term of the loan.

Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

11. CANCELLATION AND SUSPENSION. The Bank may cancel your Line by giving you written notice at the address shown for you on the Bank's records. If fraud is suspected, no advance notice of cancellation need be given to you, however, the Bank will contact you following such cancellation. Anyone obligated on the Line may also cancel the Line by writing to the Bank at the address shown on your monthly statement. If your Line is canceled, the entire balance, including accrued and unpaid interest, and all fees and charges, and all amounts for Checks not yet billed, shall become immediately due and payable upon the Bank's demand. Checks written on your Line and received by the Bank after your Line is canceled will not be paid by the Bank.

12. DEFAULT AND ACCELERATION. An Event of Default shall include but not be limited to the following: (a) using your Business Line of Credit in any manner or amount not authorized by the Bank; (b) your failure to make any payment required under this Agreement when due; (c) any breach, misrepresentation or other default by you, any Guarantor, or any person or entity other than yourself providing financial support for the Business Line of Credit (each, an "Obligor"); (d) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (e) any deterioration or downgrading of your credit rating which Bank deems significant;
(f) the failure to show a profit; (g) the closure, suspension, cancellation or termination, whether voluntary or involuntary, and for whatever reason, or for no reason, of any deposit or credit account at Bank of any Obligor; (h) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (i) the assignment by any Obligor for the benefit of such Obligor's creditors; (j) the appointment, or commencement of any proceedings for the appointment, of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (k) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (I) the termination or dissolution of any Obligor such as a business entity or trust, or the death of any individual Obligor; (m) the revocation of any guaranty given in connection with this Agreement; (n) the failure of any Obligor to comply with any order, judgment, injunction, decree, writ or demand of any court or other public authority; (o) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes; (p) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (q) any breach of the terms of any other agreement between Bank and any Obligor, including without limitation any security agreement, mortgage or deed of trust securing the [Line); (r) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (s) the sale or transfer of all or substantially all of the assets of an Obligor, or a change of ownership of any business entity Obligor of greater than 10%. Upon the occurrence of any such Event of Default, Bank, in its discretion, may cease to advance funds hereunder, may declare all obligations under this Agreement immediately due and payable, and make a deduction from your Account for any payments which are past due under this agreement; however, upon the occurrence of an Event of Default under (h), (i)
(j) or (k), all principal, interest, and other fees and charges shall automatically become immediately due and payable. On or after the occurrence of an Event of Default, you agree that the Bank may, at its option, compute the interest rate at a per annum fixed rate equal to one (1) percentage points in excess of the rate specified above, calculated from the date of default until all amounts hereunder are paid in full.

13. COPIES OF DOCUMENTS. The Bank will charge a service charge of $30.00, plus $30.00 per hour, for research and document retrieval if you request copies of any document hereunder, plus postage, and a photocopy fee of $1,00 per copy.

14. CREDIT INFORMATION. You hereby authorize the Bank to release information concerning your credit record and Business Line of Credit performance to other creditors, credit bureaus, credit reporting agencies, credit reporters, Guarantors of the Business Line of Credit, or pursuant to an order from a governmental agency or court. You agree that the Bank may furnish or cause to be furnished at any time such information or material regarding your financial condition. You agree that the Bank may share information from your credit application or credit file with other departments of the Bank, and (to the extent permitted under fair credit reporting laws and regulations, if applicable) with its parent, subsidiaries and affiliated companies. You hereby further authorize the Bank to obtain credit reports, copies of your tax returns and other information from the Internal Revenue Service and other taxing authorities, and to take such other steps as Bank deems appropriate to verify (and from time to time re-verify) the information provided in connection with this Business Line of Credit. The Bank will retain information received in relation to this credit request as long as the Bank deems necessary to do so.

15. ASSIGNMENT. You agree that you may not assign the Business Line of Credit or your rights, nor delegate your duties and obligations, under this Agreement, to any third party. The Bank may assign the Business Line of Credit or any of its rights hereunder without your consent or notice to you.

16. TELEPHONE MONITORING. The Bank's supervisory personnel may listen to, or record telephone calls between you, your employees and agents, and the Bank's employees for the purpose of monitoring and improving the quality of service you receive.

17. WAIVER. You agree that the Bank may act, fail to act, or delay any action to enforce its rights hereunder, and that no such action, inaction, or delay shall constitute or be interpreted as a waiver of its rights under this Agreement.

18. DISPUTES / JUDICIAL REFERENCE (CALIFORNIA) AND JURY TRIAL WAIVER. To the extent permitted by law, in connection with any dispute arising in connection with the Loan, Borrower and Bank waive any right to a trial by jury. In the event that such waiver is not enforceable, Borrower and Bank agree that any such dispute shall, at the written request of Borrower or Bank, be determined by judicial reference pursuant to the state law applicable to this Agreement. Nothing in this paragraph shall limit the right of Borrower or Bank at any time to exercise self-help remedies. A referee selected for this purpose shall also determine all issues relating to the applicability, interpretation and enforceability of this paragraph. Borrower and Bank acknowledge that if a referee is selected, then such disputes will not be decided by a jury.

19. AMENDMENT. This Agreement contains all the terms and conditions of the parties hereto pertaining to the subject matter hereof. The Bank may change the terms of this Agreement by providing you with 30 days' advance notice of such change. Otherwise, no amendment, alteration or change in any term of this Agreement shall be effective unless in writing signed by the parties hereto and expressly providing for the amendment hereof.

20. CHOICE OF LAW. If your business is located in California, Oregon, or Washington, this Agreement, and all related documents, will be governed by the laws of the state of your business location. If your business is located anywhere else, this Agreement, and all related documents, will be governed by California law.

21. SEVERABILITY. In the event that any provision of this Agreement is found to be illegal or unenforceable, the remainder of this Agreement shall remain in full force and effect.

22. USE OF PROCEEDS. You agree that all Business Line of Credit proceeds will be used only for business purposes of the borrowing entity signing this Agreement.

BIOMERICA, INC.


/s/ Zackary Irani                            /s/ Janet C. Moore
-----------------------------------          -----------------------------------
Zackary Irani, Chief Executive Officer       Janet C. Moore, Secretary

UNION BANK OF CALIFORNIA

                                 AUTHORIZATION TO OBTAIN CREDIT, GRANT SECURITY,
                                                        GUARANTEE OR SUBORDINATE


                                    RECITALS


A. BIOMERICA, INC. duly organized and existing under the laws of California with its principal place of business at 1533 MONROVIA AVENUE, NEWPORT BEACH, CA. 92663 (the "Business") desires to obtain present or future credit from, grant security to, or give guaranties or subordinations to Union Bank of California, N.A. ("Bank").

B. The Business desires that certain person(s) be authorized to act on its behalf from time to time in obtaining, among other things, such credit from, granting security to, or giving guaranties or subordinations to, Bank.

NOW, THEREFORE, IT IS RESOLVED THAT:

1. AUTHORIZATION. Any 1 of the following is/are authorized and directed, in the name and on behalf of the Business, from time to time, with or without security, to obtain credit and other financial accommodations from Bank, or to give guaranties or subordinations to Bank, upon such terms as any such person(s) shall approve:

      ZACKARY IRANI, CHIEF EXECUTIVE OFFICER           /s/ Zackary Irani
                                                       -------------------------

      JANET C. MOORE, SECRETARY                        /s/ Janet C. Moore
                                                       -------------------------


2. SCOPE OF AUTHORITY. Without limiting the generality of the authority granted, each person designated in paragraph 1 above is authorized, from time to time, in the name and on behalf of the Business, to:

      2.1 Incur Indebtedness To Bank. The word "Indebtedness" as used herein means all debts, obligations and liabilities, including without limitation obligations and liabilities under guaranties or subordinations, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred in connection with the negotiation, preparation, workout, collection and enforcement thereof;

      2.2 Execute, deliver and endorse with respect to Indebtedness to Bank, promissory notes, loan agreements, drafts, guaranties, subordinations, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, applications and agreements pertaining to the payment and collection of documents, indemnities, waivers, purchase agreements and other FINANCIAL undertakings, leases and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

      2.3 Grant security interests in, pledge, assign, transfer, endorse, mortgage or hypothecate, and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of the Business as may be agreed upon by any officer as security for any or all Indebtedness of the Business or any other individual or entity ("Person"), and grant and execute renewals, extensions or modifications thereof;

      2.4 Sell to, or discount or rediscount with, Bank all negotiable instruments, including without limitation promissory notes, commercial paper, drafts, accounts, acceptances, leases, chattel paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by the Business, and draw, endorse or transfer any of such instruments or documents on behalf of the Business, guarantee payment or repurchase thereof, and execute and deliver to Bank all documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

      2.5 Direct the disposition of the proceeds of any credit extended by Bank, and deliver to Bank and accept from Bank delivery of any property of the Business at any time held by Bank.

      2.6 Specify in writing to Bank the individuals who are authorized, in the name of and on behalf of the Business, to request advances under loans or credit lines made available by Bank to the Business, subject to the terms thereof.

3. WRITINGS. Any instruments, documents, agreements or other writings executed under or pursuant to these resolutions (collectively, the "Authorization") may be in such form and contain such terms and conditions as may be required by Bank in its sole discretion, and execution thereof by any officer authorized under the Authorization shall be conclusive evidence of such officer's and the Business's approval of the terms and conditions thereof.

4. CERTIFICATION. The Secretary or any Assistant Secretary of the Business is hereby authorized and directed from time to time to certify to Bank a copy of this Authorization, the names and specimen signatures of persons designated in paragraph 1 above, and any modification thereof.

5. Ratification/Amendment. The authority given under this Authorization shall be retroactive and any and all acts so authorized that are performed prior to the formal adoption are hereby approved and ratified. In the event two or more resolutions of this Business are concurrently in effect, the provisions of each shall be cumulative, unless the latest shall specifically provide otherwise. The authority given hereby shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon, until Bank shall have received a certified copy of a further resolution of the Business amending, rescinding or revoking the Authorization.

6. REQUESTS FOR CREDIT. Credit may be requested by the Business from Bank in writing, by telephone, or by other telecommunication method acceptable to Bank. The Business recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of the Business is actually authorized or authentic. As it is in the Business's best interest that Bank extend credit in response to these forms of request, the Business assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of the Business. The Business is hereby authorized and directed to repay any credit that is extended by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of the Business with Bank, regardless of whether any individual or entity other than the Business may have authority to draw against such account.

7. NO LIMITATION BY THIS AUTHORIZATION. Nothing contained in this Authorization shall limit or modify the authority of any person to act on behalf of the Business as provided by law, any agreement or authorization relating to the Business or otherwise.

                    CERTIFICATE OF SECRETARY OF THE BUSINESS

I hereby certify to Union Bank of California, N.A., ("Bank") that the above Authorization is true copy of the resolution(s) of BIOMERICA, INC. a corporation duly organized and existing under the laws of CALIFORNIA (the "Business") duly adopted by the Board of Directors of the Business and duly entered in the records of the Business, and that the Authorization is in conformity with applicable law and regulation, the Articles of Incorporation and the By-Laws of the Business and is now in full force and effect.

I also certify that the above are the names and genuine specimen signatures of the officers of the Business authorized in paragraph 1 of the Authorization.

I agree to notify Bank in writing of any aspect of the Authorization or of any individual holding any office set forth in this certificate immediately upon the occurrence of any such change, and to provide Bank with a copy of modified resolution(s) and the genuine specimen signature of any such new officer.

The authority provided for in the Authorization shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon until Bank shall receive either a certified copy of a further resolution of this Business's Board of Directors amending the Authorization, or a certification of a change in the authorized officer(s).

Date: Feb 20, 2009

    SEAL


/s/ Janet C. Moore
--------------------------------             [SEAL HERE]
Secretary of BIOMERICA, INC.

/s/ Francis E. Capitano
--------------------------------
*President of BIOMERICA, INC.

* When the Secretary is among those authorized, the President should also sign this Certificate.


                                       13